February 2020 INVESTOR PRESENTATION Exhibit 99.1 First foundation private wealth management personal banking business banking

This presentation and the accompanying oral commentary contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements express our current assumptions, beliefs, plans and expectations about our future financial performance and achievements and are necessarily based on current information available to us. Forward-looking statements include all statements that are not statements of historical facts and can be identified by words such as “anticipates,” “believes,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts, “projects,” “should,” “could,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this presentation and the accompanying oral commentary relate to, among other things, our future or assumed financial condition, results of operations, strategic plans and objectives, competitive position and potential growth opportunities. The realization of our future financial performance and the achievement of our plans and objectives, including the achievement of our strategic plans and the realization of our potential growth opportunities, as set forth in the forward-looking statements contained in this presentation and the accompanying oral commentary, are subject to substantial known and unknown risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this presentation or expressed in the accompanying oral commentary. For a discussion of some of these risks, please see the section entitled "Risk Factors" in our 2018 Annual Report on Form 10-K filed with the SEC on March 1, 2019, and in the other documents we file with the SEC from time to time. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons our actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available to us in the future. Safe Harbor Statement [comp1any logo]

A Multi-Diversified Financial Services Company with a Personal Touch $4.4 Billion in Assets Under Management $6.3 Billion in Assets COMPANY TRUST SERVICES PERSONAL BANKING PRIVATE BANKING BUSINESS BANKING PRIVATE WEALTH MANAGEMENT Data as of December 31, 2019 West Region 485 Employees, 20 Locations CORE BUSINESS TARGET CLIENTS BUSINESS OWNERS REAL ESTATE INVESTORS SMALL AND MEDIUM BUSINESSES PROPERTY MANAGEMENT FIRMS CITIES, COUNTIES, SPECIAL DISTRICTS HIGH NET WORTH INDIVIDUALS MULTI-GENERATIONAL FAMILIES CORPORATE EXECUTIVES NONPROFITS Focus on providing exceptional service Complementary services $888 Million in Trust Assets Under Advisement Scale with a proven business model [company logo] 2

Sophisticated Solutions to Serve Our Clients Educate + Protect BUILD “Millennials” Plan + Build GROW “Gen X” Consume + Distribute ENJOY “Boomers” Solutions for every stage in the financial journey Focused Consumer, Real Estate, and Commercial Lending SBA & Small Business Small Balance Business Equipment Finance Owner Occupied Real Estate Multifamily Investor Owned Real Estate Construction Private Wealth Management Wealth Planning & Advisory Investment Management Business Succession Philanthropy Services Corporate Trustee Nevada Asset Protection Trust Personal and Business Banking Checking Accounts Online Savings Mobile Banking Money Market Accounts Certificate of Deposits (CDs) Treasury Management Primary Single Family Rental Single Family Home Equity Lines of Credit Personal Lines of Credit Proven ability to deepen client relationship over time Relationships with valuable clients, across generations [company logo] [bar graph] 3

Commitment to Technology Digital Platform Powering the Business Encryption and threat detection Training and education Everything we do adheres to strictest security measures Data Security Initiatives to Enhance the Core Technology Platform Automated account opening and delivery Deep integration between loan origination systems and banking core Digital signature capture for lending products Automated intelligent client service Technology-enhanced compliance tracking Industry-leading peer-to-peer payment offering Full mobile experience for personal and business banking Account aggregation between banking and wealth management clients Automated investment advice Business Intelligence Data warehouse collecting key data CRM for prospect and client profiling Automated workflows to drive efficiency Reporting and analytics Enhance client experience and increase ability to cross promote Emphasis on digital delivery to drive innovation [company logo] 4 [graphic]

Brand Awareness Using Digital Channels

1. AWARE-NESS — Search Engine Optimization

Building awareness without paid advertising by ranking highly for relevant search phrases on Google.

Focused on 50-60 key terms related to our business. Ranked consistently in Top 20 nationally for high-value search phrases.

Sample Search Phrases (note: rankings fluctuate daily)	National Rank [1]
"Online savings"	9
"Multifamily lending"	2
"Personal banking"	2
"Owner occupied real estate"	2
"Wealth planning"	5
"What is wealth planning?"	2



Google
Online Savings Account | First Foundation Bank
Savings Accounts - Discover Your Options - HSBC Bank USA
High Yield Online Savings Account | Marcus by Goldman ...
Wealth Management: wealth planning and advice from ...
Wealth Planning Services | First Foundation Bank & Advisors
What is Wealth Planning | Definition | FOSS Family Office ...
Wealth planning | HSBC Private Bank

2. ENGAGE-MENT — Social Media

Presence on major social networks

- Engaged community of followers
- Affinity towards brand and culture



LinkedIn Page Views Over Time
2500
2000
1500
1000
Nov 2018 - Nov 2019



3. DELIVERY — Content Marketing

Valuable content sourced by in-house and third-party writers

- Provides education; Fosters interest
- Boosts SEO; Generates leads

Key Content Topics	Frequency
Investment Commentary	4 / year
Market Alerts	2–4 / year
The Week Ahead	50 / year
Wealth Planning	4–6 / year
Cyber Security	4 / year



News & Insights

FIRST FOUNDATION

Copyright © 2019 First Foundation Inc. All Rights Reserved

1) SEMRush, week of November 15, 2019–November 22, 2019; based on all internet traffic; does not include paid search; does however include all website traffic, not just those of banks and financial services companies.

5

Loan growth has been achieved while maintaining credit discipline. $2.1 billion of loans sold since beginning of 2015. Loan Growth Driven by Experienced Lending Team Gross Loans ($ in millions) $1,765 $2,807 $3,818 $4,801 $5,051 12.31.15 12.31.16 12.31.17 12.31.18 12.31.19 [company logo] 6 30% CAGR

FFB able to obtain scale and efficiencies of a larger origination platform due to consistent ability to sell loans. Proven ability to manage portfolio mix. Consistent Originations Supported by Stable Sales Gross Loans ($ in millions) Over $2Bn in Loan Sales [company logo] 2015 2016 2017 2018 2019 $102 $306 $453 $676 $551 originations loan sales 2015 2016 2017 2018 2019 $944 $1,771 $1,722 $1,844 $1,932 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 7

Long-term investments in C&I platform provide continued diversification to the bank’s loan originations. C&I originations up to 37% of total originations for 2019. Growth in Commercial Business Originations [company logo] [bar graph] [bar graph] 8

Diversified Commercial Business Portfolio 56% of commercial business portfolio is not commercial real estate. No Sector comprises more than 16% of the portfolio. Excludes equipment finance leases. No individual sector within “Other” category is larger than 3%. [company logo] [pie chart] [pie chart] 9

Loan Portfolio Composition $5,051 Total Loans 2019 Q4 Yield on Loans: 4.37% [company logo] 10

Conservative Portfolio of Stabilized Real Estate Properties Multifamily Loan Characteristics(1) Average Loan Size $2.66 Million Average LTV(2) 55% Average DSCR(3) 1.48x % Delinquent 0.00% Charge-offs in last 5 years $0 Single Family Real Estate Loan Characteristics(1) Average Loan Size $813k Average LTV(2) 58% Median FICO(4) 758 % Delinquent 0.17% Charge-offs in last 5 years $0 Data as of December 31, 2019, unless otherwise noted. Loan-to-Value (“LTV”) at time of origination. Debt Service Coverage Ratio (“DSCR”) represents the actual fully amortizing DSCR based on the initial interest rate, loan amount and property’s Net Operating Income (“NOI”) at time of origination. Median FICO based on the lowest median score of the borrowing entities associated with each loan at time of origination. FICO data at time of origination not available on ~0.6% of portfolio related to loans originated by an acquired bank. High credit quality with consistently low LTVs for both multifamily and single family loans and strong DSCR ratios on multifamily loans. Conservative underwriting to in place rents and higher of market or actual vacancy and expenses. No multifamily charge-offs since FFB’s creation in 2007. Strong single family borrower characteristics with high FICO scores and larger loan balances. [company logo] 11

Deposit Growth and Composition 2019 Q4 Cost of Deposits: 1.24% $4,891 Total Deposits [company logo] [bar graph] [pie chart] 12

Launched digital consumer deposit channel in 2019 Online savings – 2019 Online CDs – 2020 Online checking – 2020 Balances: $148 million at 12/31/19 Number of clients: Over 1,700 Over 98% new clients Reaching new client audience: 75% younger than baby boomers Strong retention experience when dropping rates Low costs to obtain and service Minimal marketing costs, leverage of expanded digital capabilities Online Savings Data Products Benefits Digital Deposit Channel [company logo] 13

In-House Expertise to Serve Clients Wealth Planning Lead with planning Entry point to client’s total financial picture Asset Allocation Manage custom investment strategies to serve clients across the risk and return spectrum Utilizes a mix of equities, fixed income, real estate, and alternative assets Open architecture Portfolio Construction Conduct due diligence Create custom portfolios to match clients’ goals Monitor, report, and adjust as necessary INVESTMENT MANAGEMENT PHILANTHROPY SERVICES WEALTH PLANNING TRUST SERVICES ASSET ALLOCATION LEGACY PLANNING Key Characteristics Lead with sophisticated financial planning to address client needs Open architecture investment philosophy with mix of stocks, bonds, mutual funds, ETFs, private equity, REITs, and separately managed accounts In-house investment capabilities Fee-only model (vs. commission-based brokerage) with avg. fee of 65 to 70 bps Significant cross promotion opportunities with bank, trust, and philanthropy services Ability to deepen relationship with multiple generations of the family because of trust and philanthropy business Trust services allows us to retain clients 100% of new AUM through organic growth, more stable than M&A Presence in affluent communities such as Pasadena, San Diego, West Los Angeles, and Orange County Private Wealth Management [company logo] 14

Private Wealth Management Profile of Client Growth Target client of $3 million to $10 million in investible assets Clients are high net worth individuals and families (as opposed to institutional) Serve as central point of contact for clients’ financial matters Average size of new clients is increasing as model attracts higher net worth clients New client referrals through centers of influence (COIs) and partner channels, which is difficult for other RIAs to replicate 30+ year track record of building relationships with COIs – shows trust in ability to serve complex client cases Client referrals from existing clients – shows loyalty across clients 6% CAGR Strong organic growth [company logo] [bar graph] [pie chart] 15

Strong Net Interest Income Growth [company logo] [bar graph] [bar graph] 16 [ratio graph]

Proven ability to generate consistent growth of noninterest recurring fee income. Fee income diversifies First Foundations' revenue stream with 17% generated from recurring noninterest income for 2019. Continued Growth in Recurring Noninterest Fee Revenue [bar graph] [pie chart] [company logo] 17

Efficient Operating Platform Levering its investments in personnel and technology, FFB has consistently lowered its noninterest expense to assets and is currently operating at a significant advantage to peers. >100 bps r Uniform Bank Performance Report (“UBPR”) Peer group includes commercial banks with assets between $3 billion and $10 billion. [ratio graph] [company logo] 18

Consistent Earnings Growth While Investing in the Future Performance driven by growth in loans, deposits, and assets under management. Scalable business model with significant expense leverage. Effective tax rate: 41.4% (2015), 39.2% (2016) , 45.5% (2017), 28.5% (2018) and 29.3% (2019). Average tangible equity is equal to average common equity less average goodwill and intangible assets of: $1.2 million (2015), 2.3 million (2016) , $4.5 million (2017), $69.2 million (2018), and $98.3 million (2019). We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. [company logo] [bar graph] [bar graph] 19

Strong Shareholder Returns Management and insiders have a vested interest in success owning ~12% of shares outstanding. Quarterly dividend of $0.07 a share (2020 First Quarter). Dividend yield of 1.61% based on December 31, 2019 share price. SNL Financial. [company logo] 20 index share price performance (1) ownership % by investor type (1) [pie chart] [bar graph]

Attractive Markets Two-tiered approach to market entry and presence. Establish a strong presence in affluent and expanding markets West Los Angeles Pasadena Palos Verdes and the South Bay (LA) Orange County San Diego Indian Wells and Palm Springs Bay Area (SF) Honolulu Obtain market share in secondary and stable markets Lucerne Valley: 100% Running Springs: 100% Big Bear Lake: 31.7% El Centro: 8.1% Auburn: 4.2% Source: SNL Financial; Company Reports Significant opportunities for entire suite of services Focus on deposits as the bank of choice in local region [company logo] 21

Attractive Markets 20 branch offices located in three states: CA, NV, and HI Headquartered in Irvine, CA Seeking growth potential to fill in geographic footprint and expand in the West Located in Expanding and Affluent Markets Average household income of $74k versus overall U.S. market of $54k Over 2x the average branch deposit growth in our footprint over the past 5 years 54% in our footprint versus 23% nationwide Low unemployment in our largest markets Los Angeles-Long Beach-Anaheim, CA: 4.0% San Francisco-Oakland-Berkeley, CA: 2.2% San Diego-Chula Vista-Carlsbad, CA: 2.7% Urban Honolulu, HI: 2.2% Outsized population growth in markets with large market share Riverside-San Bernardino-Ontario, CA: 5.1% Sacramento-Roseville-Folsom, CA: 5.7% Las Vegas-Henderson-Paradise, NV: 11.5% Source: SNL Financial; Claritas LLC; FDIC branch reports from SNL Financial; Company Reports [company logo] [screenshot] 22

Why First Foundation Financial Performance Strong and stable revenue from core operations Recurring non-interest revenue from in-house wealth management and trust operations Diversified and high-quality loan growth Growing profitability Track record of strong investor returns Valuable Business Model Solutions to serve multigenerational clients across financial journey Valuable client base with opportunities for cross promotion. Strong presence in key geographic markets with high household income Technology-centric infrastructure to enhance the client experience and drive efficiency Leadership and Culture Experienced and proven management team Talented workforce with client-centric culture Significant insider ownership aligned with shareholders’ interests Credit Quality Very low non performing assets Low to minimal historical charge-offs Well capitalized Strong credit culture [company logo] 23

Appendix [company logo] 24

Selected Financial Information Financial Highlights: As of or for the year ended December 31, 2019 Loans $5.0 Billion Revenue: $212 Million Deposits $4.9 Billion Net Income: $56 Million Total Assets $6.3 Billion ROAA 0.91% AUM $4.4 Billion ROAE (tangible equity)2 11.5% TBV per share $11.572 Efficiency Ratio 61.9% 1 Growth Loan production: $1.72 billion – 2017; $1.84 billion – 2018; $1.93 billion – 2019 Deposit growth: $1.2 billion – 2017; $1.1 billion – 2018; $358 million – 2019 Revenue growth: 23% - 2017; 26% - 2018; 11% - 2019 The efficiency ratio is the ratio of noninterest expense to the sum of net interest income and noninterest income. For the twelve months of 2019, $1.2 million of expense refunds were excluded for purposes of this computation. Tangible common equity (also referred to as tangible book value or tangible equity) and tangible assets, are equal to common equity and assets, respectively, less $97.2 million of goodwill and intangible assets as of December 31, 2019. Average tangible equity is equal to average common equity less $98.3 million of average goodwill and intangible assets for the twelve months ending December 31, 2019. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. [company logo] 25

This ratio excludes loans acquired in an acquisition as GAAP requires estimated credit losses for acquired loans to be recorded as discounts to those loans. UPBR peer group of $3B to $10B in assets. Ratio defined as Total loans and leases on nonaccrual status divided by total loans and leases. Ratio defined as loan and lease charge-off, net of recoveries divided by average total loans and leases. Strong Credit Quality [bar graph] [company logo] [bar graph] 26

Balance Sheet and Capital Tangible common equity (also referred to as tangible book value) and tangible assets, are equal to common equity and assets, respectively, less $97.2 million, $99.5 million, $33.6 million, $2.2 million and $2.4 million of goodwill and intangible assets as of December 31, 2019 and 2018, 2017, 2016 and 2015, respectively. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. [bar graph] [company logo] [bar graph] [bar graph] 27

Effective tax rate of 41.4% (2015) 39.2% (2016), 45.5% (2017), 28.5% (2018) and 29.3% (2019) respectively. Average tangible equity is equal to average common equity less average goodwill and intangible assets of: $1.2 million (2015), 2.3 million (2016) , $4.5 million (2017), $69.2 million (2018), and $98.3 million (2019). We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of capital ratios. The efficiency ratio is the ratio of noninterest expense to the sum of net interest income and noninterest income and excludes one-time items of income or expense. For the years ended December 31, 2018, and 2017 $3.8 million and $2.6 million of acquisition costs, respectively, were excluded from noninterest expenses for purposes of this computation. For the twelve months of 2019, one-time income items and $1.2 million of expense refunds were excluded for purposes of this computation. Profitability [company logo] [bar graph] [bar graph] [bar graph] 28